================================================================================



                              The India Fund, Inc.

                                  Annual Report

                                December 31, 1997






                            Advantage Advisers, Inc.


================================================================================

                              The India Fund, Inc.




                                                               February 11, 1998

Dear Fund Shareholder,

We are presenting you with the audited financial statements of The India Fund, Inc. (the "Fund") for the fiscal year ended December 31, 1997. Beginning on page 2, we provide a detailed look at the Fund's sector allocations and investments, as well as the economic and market conditions in India.

As you are probably already aware, this has been an extremely difficult period for all Asia-Pacific Funds. Despite volatility in the general region, India fared well in comparison to its neighbors as a result of low inflation, low interest rates and ample liquidity. The Fund's net asset value ("NAV") closed at $8.11 per share on December 31, 1997, returning 7.3% over the year versus its benchmark, the Dollex Index which returned 5.7% and the IFC Investable Index which returned 7.3% over the same time period.

1997 was a difficult year for the Indian markets. While up for the year, the market witnessed significant declines in the second half of the year caused by internal political uncertainties and Asia-wide economic crisis. 1998 holds promise: the election of a strong government could lead to much needed infrastructure spending which, in combination with strong current consumer spending and low interest rates, could create a favorable environment for equities.

On behalf of the Board of Directors, thank you for your participation in the Fund.

Sincerely,


/s/ Alan Rappaport

Alan Rappaport

Report of the Investment Manager                            The India Fund, Inc.
For The Year Ended December 31, 1997

Overview of India's Stock Markets

The Asian currency collapse that began in July made 1997 a very difficult year for the Asian markets. India fared relatively well during this period, as the Indian market was one of the few markets in the region that ended the year with a positive return. The market fell over 16% in dollar terms in the second half after being up over 30% in the first half. The Dollex Index of 200 stocks ended the year with a return of 5.7% in dollar terms. Similar to the other Asian markets, the Indian market was very volatile during the year, especially during the second half. The rupee, which had remained fairly stable during 1996, weakened about 10% in 1997, primarily as a reaction to the large scale devaluations of over 30-40% in other Asian currencies.

Apart from Asian market declines, other factors contributing to the market fall in the second half of the year were political uncertainty, foreign institutional investor selling and slow economic growth. India's ruling United Front government, a coalition of several leftist and regional parties, lost the support of the Congress party in November leading to yet another election scheduled for early 1998. November 1997 was the first month in over three years during which foreign investor flows to India were negative. India attracted approximately $2.6 billion in foreign portfolio money during 1997 versus about $4.3 billion in 1996.

The much anticipated economic recovery did not materialize, which further dampened market sentiment. Corporate results for the first half of fiscal year 1998 (ended September 30, 1997), however, were quite encouraging. Companies in the consumer goods, software, and pharmaceutical sectors announced earnings growth ranging from 15%-60%, suggesting that the increase in disposable incomes due to tax reductions was strengthening domestic demand. In general, companies in the manufacturing and commodities sectors continued to see weak earnings due to further cost increases in their inputs (such as oil), as well as weaker pricing of global commodities due to a slowdown in demand from Asia.

The market is now focusing on the upcoming elections, which start in the middle of February and are likely to be completed by the end of March. It is widely believed that the new government, regardless of who it is, will continue the gradual liberalization of the economy. Furthermore, the increased possibility of a strong party coming to power may cause the market to rally on expectations of increased political stability.

Politics

Political uncertainty came at an inopportune time for India. Just when India was looking like a safe haven relative to Asian markets, the government fell and it was subsequently announced that elections

--------------------------------------------------------------------------------
Fund Updates

The Fund's toll-free phone number, (800) 421-4777, provides callers with a recorded monthly update of the markets in which the Fund invests. It also offers details about the Fund, its portfolio and performance. The Fund's net asset value (NAV) is calculated weekly and published in The Wall Street Journal every Monday under the heading "Closed End Funds." The Fund's NAV is also published in Barron's on Saturdays and in The New York Times on Mondays. The Fund is listed on the New York Stock Exchange under the ticker symbol IFN.

--------------------------------------------------------------------------------
would be held mid-term. The BSE 200 Dollex Index fell over 14% during November and December when these actions took place.

During the first half of 1997, the coalition government was led by the United Front but continued to be influenced by the Congress party. This resulted in the resignation of prime minister Deve Gowda and the appointment of I.K. Gujral as the new Prime Minister. In the second half of the year, the Congress party raised yet another issue, demanding that the United Front remove its coalition partner, the DMK, for its alleged involvement in the assassination of the former Prime Minister Rajiv Gandhi. When the United Front refused, Congress withdrew its support, leaving the President with no choice but to dismiss the government, dissolve the parliament and ask for mid-term elections. In the interim, a caretaker government was put in place.

We believe the uncertain political situation has not hurt the reform process in any significant way. The 1997 budget was very favorable for the Indian consumer with widespread tax cuts. Stock market reforms also continued with the announcement of mandatory trading of selected large-capitalization stocks in scripless form. The disinvestment of a part of the government's stake in the domestic telecommunications monopoly Mahanagar Telephone Nigam Limited went through smoothly despite the government collapse. The caretaker government is continuing with reforms and has started the phased deregulation of the oil sector which will eventually link petroleum prices in India to world prices.

Economy

The economy was generally expected to accelerate in the second half of 1997, but failed to take off as the Asian crisis unfolded and government spending slowed. CMIE (Center for Monitoring of the Indian Economy) recently revised their forecast for 1997-98 industrial production growth down to 6.5% against 7.3% the previous year. The slowdown has been largely concentrated in the manufacturing sector, while both the agricultural and consumer sectors have remained strong. The tax cuts for companies and individuals announced in the budget raised consumer spending but did not positively impact industrial spending. Although the government announced an increase of Rs 71 billion in public sector pay hikes, it was largely offset by the unexpectedly high tax collection from the Voluntary Disclosure Income scheme which generated Rs 100 billion. This should help the government come close to achieving its fiscal deficit target of 4.5% of GDP.

Monetary conditions were quite favorable with low inflation, low interest rates and ample liquidity. In October, inflation dropped close to an eleven year low of 4.0% and the latest reported year on year inflation stands at 4.83%. This kept interest rates low during the year and helped the Reserve Bank of India maintain an easy monetary policy to stimulate growth. Yields on 91 day T-Bills fell from 12.97% in mid-1996 to 7.95% in mid-1997. Despite lower rates, bank deposits continued to rise, creating abundant liquidity in the banking system. This liquidity has not yet been absorbed by corporations because of slow industrial activity; as a result, credit growth remains weak. Money supply growth, however, remained within the Reserve Bank's target of 15.5-16.0%.

In response to plummeting Asian currencies, the rupee lost approximately 10% of its value versus the U.S. dollar in the second half of 1997. The Reserve Bank of India defended the currency, causing it to stabilize around Rs 39-40 to the U.S. dollar. To prevent the rupee from weakening further, the lowering of the cash reserve ratio and bank rates by 2%, which was announced in the October credit policy, has been delayed. The current account deficit is almost half its 1990-1991 levels, when the rupee had its last significant devaluation.

Performance

After being up 27.9% in net asset value terms during the first half of 1997, the Fund's NAV fell 16.1% in the second half, leading to an overall increase of 7.3% in net asset value terms for the full year. This compares favorably to market indices, with the Dollex index of 200 leading stocks up 5.7% and the IFC Investable Index up 7.3% for the year. The Fund's overweighting in the technology and pharmaceutical sectors helped performance, while exposure to commodities, such as steel and aluminum, hurt returns, as they underperformed on worries of pricing pressures due to the slowdown in Asia.

Portfolio Strategy

The Fund remained overweighted in technology and pharmaceutical companies throughout 1997. Earnings from these companies were sheltered from the effects of the economic slowdown in India as well as the emerging slowdown in Asia. The Fund continues to favor these companies due to their strong growth prospects and high export earnings, which serves as an inherent hedge in case of a weakening currency. Stocks in the technology sector outperformed the market dramatically throughout the year, with stronger performance in the third quarter when signs of an economic recovery were not visible. Pharmaceutical stocks also generally performed better than the broad market, again with stronger performance mainly in the second half of the year. We believe that India is competitive in these industries due to the knowledge-intensive nature of these businesses. These stocks should also perform relatively well in the short term due to a still weak economic scenario.

In the first half of this year, the Fund increased its exposure to stocks that the Investment Adviser believed would benefit from an economic recovery. This strategy was moderated in the second half as disappointing first half results for the fiscal year 1997-1998 (ended September 30, 1997) came in and the Asian crisis worsened the outlook for commodities. The Fund reduced its holdings in steel, aluminum and petrochemicals and increased its exposure to defensive consumer related stocks. Small increases were made to holdings in selected recovery plays, such as cement and two-wheeled vehicles, as we believe they are more insulated from global supply and demand dynamics. When we see clearer signs of an economic pickup and more attractive valuations emerge, we may again increase our exposure to these recovery orientated companies.

Key Sector Holdings

                                        % of Total holdings
Sector                                  December 31, 1997              Top holdings in sector
------                                  -----------------              ----------------------

Technology                               15.7%                         NIIT, Infosys
Pharmaceuticals                          13.1%                         Ranbaxy, Dr. Reddy's
Vehicles & Vehicle Components            11.8%                         Punjab Tractors, TELCO
Consumer Non-Durables                     9.3%                         Hindustan Lever, ITC
Textiles (synthetic & cotton)             8.9%                         Reliance Industries
Telecommunications                        7.8%                         MTNL, VSNL
Petroleum Related                         7.3%                         Hindustan Petroleum Corporation
                                                                       Indian Petrochemicals

Technology is the Fund's most heavily weighted sector. The software services segment of the technology sector has grown by 55% annually over the last 5 years, spurred by domestic deregulation and escalating global demand for low-cost, high-quality software and services.

The top companies in the sector have demonstrated rapid growth in revenues and earnings. NIIT, the Fund's top holding in the sector, reported 42% growth in both sales and net profits for the fiscal year ended September 30, 1997. NIIT is an outstanding Information Technology (IT) training and software development company that is riding the software services export boom, while continuing to exploit its position as the leading brand in the domestic IT training market. Infosys Technologies, another significant holding of the Fund, reported 79% growth in sales and 63% growth in earnings year-on-year for the half year ended September 30, 1997.

The software segment is expected to maintain its growth rate for the next 2-3 years as an increasing number of Western companies turn to Indian software companies for help in dealing with the year 2000 date conversion problem. Furthermore, the sector is an excellent hedge in an uncertain political scenario and benefits from any depreciation of the rupee.

The Fund is significantly overweighted in the Pharmaceuticals sector in relation to the Bombay Sensitive Index as well as the IFC Investable Index. The Indian pharmaceutical industry has grown 15-17% annually over the last several years. Prospects for strong players in the sector appear to be attractive due to several factors. Several blockbuster drugs will come off-patent over the next few years and domestic companies able to meet exacting regulatory standards can target the large generic drug market overseas; multi-national pharmaceutical companies are likely to use India as a low-cost manufacturing base to source drugs; as Indian patent laws come on par with U.S. patent laws, domestic companies with strong marketing/distribution networks will be attractive partners for product-rich multi-national companies that do not want to set up production in India.

Ranbaxy Laboratories, the Fund's top holding in the sector, is creating a marketing infrastructure overseas through which it plans to distribute off-patent drugs manufactured in India. It has also successfully navigated the FDA drug approval process and is launching generic drugs in the U.S. beginning in 1998. Simultaneously, Ranbaxy has built a strong stable of domestic brands and is expanding into new therapeutic areas. In results for the six months ended September 30, 1997, Ranbaxy showed sales up 19% year-on-year and net profits up 24%. In addition, the sector as a whole benefits from rupee depreciation and is a key defensive play at a time when the economic recovery is delayed.

Vehicles is the third largest sector in the Fund. The commercial and agricultural segments of the sector are distinct in terms of their sensitivity to the economy. The commercial segment is highly economy-sensitive and was impacted negatively by the delayed economic recovery. The Fund is underweighted in the commercial segment. Tata Engineering and Locomotive, the Fund's largest holding in the segment, reported a 16% decline in sales and 35% decline in earnings year-on-year for the half year ended September 30, 1997.

In contrast, the agricultural segment did well due to rising rural disposable incomes generated by good monsoons. The Fund is overweighted in the agricultural segment. Punjab Tractors, India's only fully indigenous tractor manufacturer, is the Fund's largest holding in the sector, and posted sales growth of 29% and earnings growth of 75% year-on-year for the half year ended September 30, 1997.

The Fund is currently underweighted in Consumer Non-Durables, which had sales growth of approximately 20% in 1996-97. The winners in this sector have demonstrated strong non-cyclical growth and have been rewarded with high market valuations. Hindustan Lever (HLL), India's largest company in terms of market capitalization, is the Fund's largest holding in the sector. In results for the half year ended June 30, 1997, HLL posted 19% growth in sales and 39% growth in net profits year-on-year. Formidable entry barriers such as ownership of strong brands and control of extensive distribution networks have protected existing players in this sector from new entrants. However, competition among current players is intense and heavy expenditure on advertising and promotions has lead to pressure on operating margins. To increase its exposure to this defensive sector, the Fund is focusing on companies with strong but under-leveraged brands that are at relatively attractive valuations.

The Fund is overweighted in the Petroleum sector, which is on the threshold of a transformation from a highly-regulated industry to a deregulated industry open to market forces. In 1997, the Indian government announced a phased decontrol of the sector to be completed by 2002. As market pricing for oil products becomes a reality, integrated refining and marketing companies with established infrastructure and distribution will gain significantly. Hindustan Petroleum Corporation (HPCL), India's second largest integrated refining and marketing company, is the Fund's largest holding in the sector and is expected to significantly benefit from deregulation. In results for the half year ended September 30, 1997, HPCL posted 14% growth in sales and 15% growth in net profits year-on-year.

In the Telecommunications sector, Mahanagar Telephone Nigam Limited (MTNL) and Videsh Sanchar Nigam Limited (VSNL), the Fund's top holdings in the sector, fared well in 1997.

MTNL is the sole provider of telecommunication services in Bombay and Delhi, India's fastest-growing cities. While the government has recently allowed one competitor in each city, the new competition is expected to pose only a limited risk to MTNL. The high license fees that new entrants have to pay the government places a great deal of financial strain on their network rollout and a lack of number portability will make it difficult for them to lure MTNL's customers away. MTNL posted 13% growth in revenues and 21% in net profits year-on-year for the half year ended September 30, 1997.

VSNL, which offers international long-distance service, is one of the last international long distance monopolies in the Asia-Pacific region. With an assured monopoly till 2004, a depreciating rupee, and increasing call volumes, VSNL is well positioned for growth. VSNL posted 22% growth in revenues and 57% in net profits year-on-year for the half year ended September 30, 1997.

The Fund is overweighted in the Synthetic Textiles/Petrochemicals sector. India is one of the largest and fastest growing petrochemicals markets in the world. In both the primary product segments, polymers and fibers, demand growth exceeded 15% in fiscal 1997 and is expected to remain strong over the next two years. The Fund's overweight exposure in the sector is the result of an overweight position in Reliance Industries (RIL). For the half year ended September 30, 1997, RIL announced 65% growth in sales and 29% growth in net profits year-on-year.

Outlook for India

There are a number of positive developments which have taken place in India over the last year. Savings rates have increased from 22.8% of GDP in 1991-1992 to 25.6% in 1995-1996. The fiscal deficit decreased from 8.3% of GDP to 5.0% in the last six years. Privatization and disinvestment by the government has continued despite changes in government. Import tariffs have come down to reasonable levels in most industries and oil sector deregulation has begun. The stock market reforms have also progressed at a reasonable pace with the latest being the start of mandatory trading on January 15th of eight large-capitalization stocks in scripless form. This, over time, is expected to decrease the delays in share transfer due to a decrease in handling of paper. Interest rates are low and there is plenty of liquidity in the banking system. Consumer spending is also strong both due to a rise in disposable incomes in the rural sector generated by good monsoons as well as widespread tax cuts on income. This should provide a good foundation for growth in the economy.

There are a few impediments to this growth. Political uncertainty will delay significant government spending and, in turn, will delay the economic recovery which is heavily dependent on large infrastructure projects being cleared by the government. The currency crisis and slowdown in Asia pose risk to certain sectors in terms of oversupply and a weak pricing scenario. It also puts the Indian rupee at some risk due to fears of a competitive devaluation. While this risk cannot be ignored, some of the concerns that affected the other currencies are not applicable to India. The current account deficit as a percentage of GDP is about 1.5% versus 4-5% for other Asian countries. The financial system is not heavily exposed to foreign debt. The current depreciation of the rupee has already reduced the propensity of the corporations to use cheaper foreign debt instead of going to Indian banks. This may stimulate lending of banks.

Overall, we remain positive on the long term prospects for the Indian market. We do expect volatility at least until we see a clearer outcome of the elections. A stronger political party in the center could provide a catalyst for a market rally. Early polls indicate a lead by the BJP but since Sonia Gandhi, the wife of the former Prime Minister Rajiv Gandhi, has agreed to campaign for the Congress party, there may be some shift in votes. We may see the rupee weaken slightly but do not expect a major crisis as evidenced in the rest of Asia. Relative to its five-year average price earning ratio of 19, we believe the market is currently trading at an attractive valuation of 11.4.

Punita Kumar-Sinha
February 11, 1998

     In response to recent amendments to Maryland corporate law, the Board of Directors recently reviewed various corporate governance provisions in the Fund's By-Laws and approved amendments to the Fund's By-Laws to (1) increase the percentage of stockholders' voting power that is required to call a special meeting of its stockholders to a majority of the votes entitled to be at the meeting and (2) reduce the minimum permissible board committee size to one director.

     At a recent meeting, the Board of Directors of the Fund approved an amendment to the Country Advisory Agreement among the Investment Adviser, Infrastructure Leasing & Financial Services Limited ("ILFS") and the Fund. The effect of the amendment is to reduce ILFS' portion of the overall investment advisory fees paid by the Fund.

Schedule of Investments                                     The India Fund, Inc.
December 31, 1997

Number                                                                 Percent
of Shares          Security                                        of Holdings                   Cost                    Value
------------------------------------------------------------------------------------------------------------------------------
                   INDIA                                                 98.68%

==============================================================================================================================
                   COMMON STOCKS                                         98.55%
==============================================================================================================================

                   Cement                                                 2.11%
    72,920         Associated Cement Companies ................................            $3,753,445               $2,579,638
   133,000         Dalmia Cement ..............................................             1,582,861                  458,036
   267,600         Gujarat Ambuja Cements .....................................             2,352,473                1,884,122
    70,000         Gujarat Ambuja Cements GDR .................................               616,000                  498,750
     5,532         Jaiprakash Industries+ .....................................                15,425                    1,411
     1,600         Mysore Cements .............................................                 3,683                      376
   443,640         Shree Cement+ ..............................................               947,401                  165,233
                                                                                           ----------               ----------
                                                                                            9,271,288                5,587,566
                                                                                           ----------               ----------

                   Chemicals                                              0.87%
       150         Atul Products ..............................................                   292                       85
   515,500         ICI (India) ................................................             2,743,294                2,321,065
        50         Indian Organic Chemicals+ ..................................                   140                        8
     1,000         JF Laboratories+ ...........................................                 1,741                       59
                                                                                           ----------               ----------
                                                                                            2,745,467                2,321,217
                                                                                           ----------               ----------

                   Consumer Miscellaneous                                 0.00%
       100         Nahar Spinning Mills .......................................                 2,574                      292
       375         Surya Roshni ...............................................                   990                      158
                                                                                           ----------               ----------
                                                                                                3,564                      450
                                                                                           ----------               ----------

                   Consumer Non-Durables                                  9.33%
   384,752         Hindustan Lever ............................................             8,650,959               13,579,194
   598,000         ITC ........................................................             9,030,803                9,435,280
    41,000         Ponds India ................................................             1,040,195                1,045,134
    70,000         Reckitt & Colman of India ..................................               713,909                  694,643
                                                                                           ----------               ----------
                                                                                           19,435,866               24,754,251
                                                                                           ----------               ----------

                   Diversified Industries                                 2.27%
       138         DCM Limited ................................................                   352                      147
   124,115         DCM Limited Warrants, expiration date 11/08/99+* ...........                     0                        0
       650         Grasim Industries ..........................................                14,645                    5,787
       300         HMG Industries+ ............................................                   616                       10
 1,112,625         Indian Rayon ...............................................            11,381,866                5,258,005
   175,000         Indian Rayon GDR ...........................................             1,132,292                  748,125
    10,300         Kesoram Industries .........................................                48,727                    5,991
                                                                                           ----------               ----------
                                                                                           12,578,498                6,018,065
                                                                                           ----------               ----------

Schedule of Investments (continued)                         The India Fund, Inc.
December 31, 1997

Number                                                                 Percent
of Shares          Security                                        of Holdings                   Cost                    Value
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (continued)

                   Electricity                                            0.00%
       900         CESC Ltd ...................................................          $      7,373             $        758
   439,000         CESC Ltd Class B Warrants, expiration date 9/30/99+* .......             2,969,313                        0
       450         Tata Power Co ..............................................                 2,389                    1,257
                                                                                         ------------             ------------
                                                                                            2,979,075                    2,015
                                                                                         ------------             ------------

                   Electronics & Electrical                               3.20%
   528,333         Asea Brown Boveri ..........................................             8,522,646                6,334,605
   350,000         Asian Electronics ..........................................             2,200,052                  803,571
   846,600         Crompton Greaves ...........................................             5,481,835                  642,509
 1,000,000         KEC International ..........................................             3,276,480                  688,776
     3,850         Siemens India+ .............................................                85,241                   19,225
                                                                                         ------------             ------------
                                                                                           19,566,254                8,488,686
                                                                                         ------------             ------------

                   Engineering                                            2.76%
   623,450         Advani Oerlikon ............................................             1,748,384                  413,513
       200         Lakshmi Machine Works ......................................                39,518                   10,714
 1,334,950         Larsen & Toubro ............................................             8,560,293                6,904,620
                                                                                         ------------             ------------
                                                                                           10,348,195                7,328,847
                                                                                         ------------             ------------

                   Extractive Industries                                  6.75%
   451,125         Hindalco Industries ........................................             8,986,766                8,550,660
11,815,200         Hindustan Zinc .............................................             5,281,428                4,295,066
   631,750         Indian Aluminium ...........................................             3,976,574                1,188,560
   100,000         Indian Aluminium GDR .......................................               312,979                  200,000
 4,106,500         National Aluminium Company .................................             5,336,725                3,090,351
   123,930         Sesa Goa                                                                   927,689                  576,970
                                                                                         ------------             ------------
                                                                                           24,822,161               17,901,607
                                                                                         ------------             ------------
                   Fertilizers                                            0.01%
    25,000         Chambal Fertilizers & Chemicals ............................                19,407                    6,569
    11,900         Nagarjuna Fertilizer & Chemicals ...........................                12,995                    4,250
     6,200         Southern Petrochemicals Industrial Corporation .............                24,152                    3,717
                                                                                         ------------             ------------
                                                                                               56,554                   14,536
                                                                                         ------------             ------------

                   Finance                                                4.84%
 1,800,100         Bank of Baroda .............................................             4,955,513                5,074,261
   749,300         Corporation Bank+ ..........................................             1,725,028                1,873,250
 3,619,300         Oriental Bank of Commerce ..................................             8,876,054                5,885,979
                                                                                         ------------             ------------
                                                                                           15,556,595               12,833,490
                                                                                         ------------             ------------

Schedule of Investments (continued)                         The India Fund, Inc.
December 31, 1997

Number                                                                 Percent
of Shares          Security                                        of Holdings                   Cost                    Value
------------------------------------------------------------------------------------------------------------------------------
COMMONSTOCKS (continued)

                   Food                                                   0.01%
       700         American Dry Fruits+ .......................................           $     1,397              $        88
     1,350         Nestle India ...............................................                11,956                    9,367
       100         Praj Industries ............................................                   608                      107
   250,000         Rahul Dairy & Allied Products+ .............................                79,643                    5,740
       700         Rank Aqua Estates+ .........................................                 1,775                       16
                                                                                          -----------              -----------
                                                                                               95,379                   15,318
                                                                                          -----------              -----------

                   Hotels & Leisure                                       0.00%
       150         Indian Hotels ..............................................                 2,449                    2,384
                                                                                          -----------              -----------

                   Household Appliances                                   0.18%
   600,000         IFB Industries+ ............................................             3,271,110                  296,939
     2,700         Kalyani Sharp+ .............................................                 3,693                      964
    12,200         Phil Corporation ...........................................                33,334                    7,781
        30         Phillips India .............................................                    29                       50
   645,100         Samtel Colour ..............................................             1,557,877                  158,806
     3,747         Videocon Appliances ........................................                21,892                    1,195
     1,800         Videocon International .....................................                 5,876                    1,343
        78         Voltas+ ....................................................                   362                       54
       450         Whirlpool of India+ ........................................                 2,661                      270
                                                                                          -----------              -----------
                                                                                            4,896,834                  467,402
                                                                                          -----------              -----------

                   Packaging                                              0.12%
   660,320         Flex Industries+ ...........................................             4,118,949                  320,895
    77,310         Flex Industries Warrants, expiration date 11/30/99+* .......                     0                    6,547
       300         Polyplex Corporation .......................................                 1,018                       73
       500         Universal Prime Aluminium+ .................................                   788                       22
                                                                                          -----------              -----------
                                                                                            4,120,755                  327,537
                                                                                          -----------              -----------

                   Petroleum Related                                      7.25%
 1,230,000         Hindustan Petroleum Corporation ............................            15,299,356               15,202,423
   994,400         Indian Petrochemicals ......................................             3,644,451                1,794,740
    50,000         Indian Petrochemicals GDR ..................................               238,500                  256,250
 1,799,950         Madras Refineries ..........................................             5,625,585                1,985,914
                                                                                          -----------              -----------
                                                                                           24,807,892               19,239,327
                                                                                          -----------              -----------

Schedule of Investments (continued)                         The India Fund, Inc.
December 31, 1997

Number                                                                 Percent
of Shares          Security                                        of Holdings                   Cost                    Value
------------------------------------------------------------------------------------------------------------------------------
COMMONSTOCKS (continued)

                   Pharmaceuticals                                       13.05%
 1,136,800         Dr. Reddy's Laboratories ...................................           $ 9,826,330             $  9,316,250
   600,000         E. Merck (India) ...........................................             3,952,219                3,221,939
   318,550         Glaxo (India) ..............................................             2,258,714                3,315,520
     1,250         Merind .....................................................                14,974                    3,547
   798,800         Orchid Chemicals & Pharmaceuticals .........................             2,530,413                1,584,354
       800         Pfizer India ...............................................                 9,917                    8,332
   800,000         Ranbaxy Laboratories .......................................            15,833,512               14,372,449
   224,800         Rhone-Poulenc India ........................................             3,109,285                2,253,735
   100,000         Sun Pharmaceuticals ........................................               582,052                  565,689
                                                                                          -----------             ------------
                                                                                           38,117,416               34,641,815
                                                                                          -----------             ------------
                   Pulp & Paper                                           0.26%
 1,300,000         Andhra Pradesh Rayons ......................................             3,399,420                  630,102
     1,250         Pudumjee Pulp & Paper Mills ................................                10,224                    1,188
   835,000         Rama Newsprint & Papers+ ...................................               671,275                   53,252
       200         Seshasayee Papers & Boards .................................                   219                      101
                                                                                          -----------             ------------
                                                                                            4,081,138                  684,643
                                                                                          -----------             ------------
                   Steel                                                  1.38%
     9,300         Essar Steel ................................................                35,853                    4,033
     9,700         Jindal Strips ..............................................               127,963                   12,682
 1,063,000         Tata Iron & Steel ..........................................             6,586,726                3,640,504
                                                                                          -----------             ------------
                                                                                            6,750,542                3,657,219
                                                                                          -----------             ------------
                   Steel Products                                         0.00%
       800         Choksi Tubes ...............................................                 1,897                      428
       100         Super Forging Steel+ .......................................                   179                       11
                                                                                          -----------             ------------
                                                                                                2,076                      439
                                                                                          -----------             ------------
                   Technology                                            15.72%
   300,000         BFL Software+ ..............................................               808,541                  463,010
     1,000         Digital Equipment (India) ..................................                 2,112                    3,533
   705,200         DSQ Software ...............................................             1,160,223                  724,089
   400,000         Infosys Technologies .......................................             3,133,097               12,579,082
   100,000         Mastek .....................................................               558,538                  591,837
 1,272,700         NIIT .......................................................             6,947,231               22,077,449
   263,300         Pentafour Software and Exports .............................             1,076,853                1,088,128
   961,780         Satyam Computer Services ...................................             1,965,254                4,195,520
       400         Silverline Industries ......................................                   547                      339
                                                                                          -----------             ------------
                                                                                           15,652,396               41,722,987
                                                                                          -----------             ------------

Schedule of Investments (continued)                         The India Fund, Inc.
December 31, 1997

Number                                                                 Percent
of Shares          Security                                        of Holdings                   Cost                    Value
------------------------------------------------------------------------------------------------------------------------------
COMMONSTOCKS (continued)

                   Telecom                                                7.56%
 2,240,000         Mahanagar Telephone Nigam ..................................           $13,649,306              $14,742,857
   379,200         Videsh Sanchar Nigam GDR ...................................             6,330,469                5,318,280
                                                                                          -----------              -----------
                                                                                           19,979,775               20,061,137
                                                                                          -----------              -----------

                   Telecom Equipment                                      0.19%
       600         Bhagyanagar Metals .........................................                 1,448                      383
   175,000         MSL Industries .............................................               725,100                  110,937
   286,600         Punjab Wireless ............................................             2,483,915                  407,601
       100         Telephone Cables+ ..........................................                   444                        7
                                                                                          -----------              -----------
                                                                                            3,210,907                  518,928
                                                                                          -----------              -----------

                   Textiles-Cotton                                        1.04%
 1,063,000         Arvind Mills ...............................................             3,896,588                2,393,106
       100         HP Cotton Textile Mills* ...................................                   233                       29
   200,000         Vardhaman Spinning & General Mills .........................               455,739                  357,143
                                                                                          -----------              -----------
                                                                                            4,352,560                2,750,278
                                                                                          -----------              -----------

                   Textiles - Synthetic                                   7.85%
     5,200         DCL Polyesters .............................................                10,254                      464
     1,600         Ester Industries+ ..........................................                 1,673                      347
       600         Haryana Petrochemicals+ ....................................                   685                       23
       150         JCT+ .......................................................                   216                       24
 4,789,018         Reliance Industries ........................................            18,817,078               20,218,941
    60,000         Reliance Industries GDR ....................................               476,220                  516,000
   500,100         Sanghi Polyesters+ .........................................               485,262                   88,028
     5,800         SRF ........................................................                15,613                    3,122
                                                                                          -----------              -----------
                                                                                           19,807,001               20,826,949
                                                                                          -----------              -----------

                   Transportation                                         0.05%
     8,700         Modiluft+ ..................................................                11,092                    1,665
 1,370,100         NEPC (India) ...............................................             3,925,314                  143,301
                                                                                          -----------              -----------
                                                                                            3,936,406                  144,966
                                                                                          -----------              -----------

Schedule of Investments (continued)                         The India Fund, Inc.
December 31, 1997

Number                                                                 Percent
of Shares          Security                                        of Holdings                   Cost                    Value
------------------------------------------------------------------------------------------------------------------------------
COMMONSTOCKS (continued)

                   Vehicles                                              11.16%
    68,175         Bajaj Auto .................................................         $   1,059,504             $  1,052,191
   110,000         Bajaj Auto GDR .............................................             1,952,500                2,208,250
     4,900         Hindustan Motors ...........................................                 6,416                    1,500
   311,050         Mahindra & Mahindra ........................................             3,106,820                2,551,086
 1,000,000         Punjab Tractors ............................................             6,988,502               17,366,072
   326,060         Tata Engineering & Locomotive ..............................             3,710,223                2,464,165
   350,650         TVS Suzuki .................................................             2,430,258                3,967,175
                                                                                        -------------             ------------
                                                                                           19,254,223               29,610,439
                                                                                        -------------             ------------

                   Vehicle Components                                     0.59%
        25         Antifriction Bearings Corporation ..........................                   100                       20
     1,000         Auto Corp of Goa ...........................................                 4,901                      638
       125         FAG Precision Bearings .....................................                   334                      156
       100         Gleitlager+ ................................................                    96                        9
   348,500         Kirloskar Oil Engines ......................................             1,651,947                  257,819
       195         Motor Industries Company ...................................                24,892                   24,499
     1,400         Patheja Forgings & Auto Parts+ .............................                 4,069                      230
        95         SKF Bearings India .........................................                10,539                    3,037
    93,500         Swaraj Engines .............................................             1,040,449               1,288,010
                                                                                        -------------             ------------
                                                                                            2,737,327                1,574,418
                                                                                        -------------             ------------

                   TOTAL COMMON STOCKS                                                    289,168,593              261,496,916
                                                                                        =============             ============
    Par Value                                                          Percent
    (000)          Security                                        of Holdings                   Cost                    Value
------------------------------------------------------------------------------------------------------------------------------
==============================================================================================================================
                   BONDS                                                  0.13%
==============================================================================================================================

                   Diversified Industries                                 0.13%
     4,220 INR     DCM Limited NCD 13.00%, 11/6/01* ...........................          $    134,584            $     117,716
     4,096 INR     DCM Limited NCD 13.00%, 11/6/02* ...........................               130,627                  114,254
     4,096 INR     DCM Limited NCD 13.00%, 11/6/03* ...........................               130,627                  114,254
                                                                                         ------------            -------------
                                                                                              395,838                  346,224
                                                                                         ------------            -------------

                   TOTAL BONDS                                                                395,838                  346,224
                                                                                         ============             ============

                   TOTAL INDIA                                                            289,564,431              261,843,140
                                                                                         ============             ============

Par Value                                                              Percent
 (000)             Security                                        of Holdings                   Cost                    Value
------------------------------------------------------------------------------------------------------------------------------
                   SHORT TERM OBLIGATION                                  1.32%

    $3,500         FHLMC Discount Note 5.77%, 01/08/98 ........................          $  3,496,073             $  3,496,073
                                                                                         ------------             ------------

                   TOTAL SHORT TERM OBLIGATION                                              3,496,073                3,496,073
                                                                                         ============             ============

                   TOTAL INVESTMENTS**                                  100.00%          $293,060,504             $265,339,213
                                                                                         ============             ============

Footnotes and Abbreviations
GDR - Global Depository Receipt
INR - Indian Rupee
NCD - Non Convertible Debenture

+    Non-income producing security.
* At fair value as determined under the supervision of the Board of Directors.
** Aggregate cost for Federal income tax purposes is substantially the same as for book purposes.
     The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

               Excess of value over tax cost                    $48,505,244
               Excess of tax cost over value                    (76,226,535)
                                                               ------------
                                                               ($27,721,291)
                                                               ============

See accompanying notes to financial statements.

Statement of Assets and Liabilities                        The India Fund, Inc.
December 31, 1997

Assets
Investments, at value  (Cost $293,060,504) .............................................................  $ 265,339,213
Cash (including Indian Rupees of $4,943,894 with a cost of $4,934,393) .................................     11,062,635
Receivables:
   Dividends and reclaims of excess taxes withheld .....................................................        310,151
   Interest (net of withholding tax of $2,919) .........................................................         54,167
   Securities sold .....................................................................................      1,968,997
Unamortized organization costs .........................................................................         74,067
Prepaid expenses .......................................................................................         85,099
                                                                                                          -------------
      Total Assets .....................................................................................    278,894,329
                                                                                                          -------------

Liabilities
Payable for securities purchased .......................................................................      2,316,060
Due to Investment Manager ..............................................................................        248,822
Due to Administrator ...................................................................................         49,631
Accrued expenses .......................................................................................        465,357
                                                                                                          -------------
      Total Liabilities ................................................................................      3,079,870
                                                                                                          -------------
Net Assets .............................................................................................  $ 275,814,459
                                                                                                          =============

NET ASSET VALUE PER SHARE ($275,814,459/34,007,133) ....................................................  $        8.11
                                                                                                          =============

Net assets consist of:
Capital stock, $0.001 par value; 34,007,133 shares issued
   and outstanding (100,000,000 shares authorized) .....................................................  $      34,007
Paid-in capital ........................................................................................    471,424,988
Accumulated net investment loss ........................................................................       (444,890)
Accumulated net realized loss on investments ...........................................................   (167,343,789)
Net unrealized depreciation in value of investments, foreign currency holdings and
   on translation of other assets and liabilities denominated in foreign currency ......................    (27,855,857)
                                                                                                          -------------
Net Assets .............................................................................................  $ 275,814,459
                                                                                                          =============


See accompanying notes to financial statements.

Statement of Operations                                     The India Fund, Inc.
For the Year Ended December 31, 1997

Investment Income
Dividends (net of Indian taxes withheld and uncollectible amounts of
   $112,273 and $61,917, respectively) .....................................................................          $  4,336,212
Interest (net of Indian taxes withheld of $21,828) .........................................................               516,540
                                                                                                                      ------------
   Total investment income .................................................................................             4,852,752
                                                                                                                      ------------

Expenses
Management fees ............................................................................    $  3,323,805
Custodian fees .............................................................................       1,311,260
Administration fees ........................................................................         626,327
Insurance ..................................................................................         169,855
Legal fees .................................................................................         151,500
Audit fees .................................................................................         148,502
Transfer agent fees ........................................................................          76,000
Amortization of organizational costs .......................................................          64,525
Directors' fees ............................................................................          39,503
NYSE fees ..................................................................................          32,339
Interest expense ...........................................................................           4,077
Miscellaneous expenses .....................................................................          20,685
                                                                                                ------------
   Total expenses ..........................................................................................             5,968,378
                                                                                                                      ------------
   Net investment loss .....................................................................................            (1,115,626)
                                                                                                                      ------------

Net Realized and Unrealized Gain (Loss) On Investments,
   Foreign Currency Holdings and Translation of Other Assets
   and Liabilities Denominated in Foreign Currency:
Net realized loss on:
   Security transactions ..................................................................................           (70,063,368)
   Foreign currency related transactions ..................................................................              (922,972)
                                                                                                                      ------------
                                                                                                                       (70,986,340)
Net change in unrealized appreciation in value of investments, foreign currency holdings
   and translation of other assets and liabilities denominated in foreign currency .........................            90,760,270
                                                                                                                      ------------

Net realized and unrealized gain on investments, foreign currency holdings and
   translation of other assets and liabilities denominated in foreign currency .............................            19,773,930
                                                                                                                      ------------

Net increase in net assets resulting from operations .......................................................          $ 18,658,304
                                                                                                                       ============




See accompanying notes to financial statements.

Statement of Changes in Net Assets                          The India Fund, Inc.

                                                                                               For the Year          For the Year
                                                                                                   Ended                 Ended
                                                                                            December 31, 1997     December 31, 1996
                                                                                            -----------------     -----------------
Increase (Decrease) in Net Assets
Operations
Net investment income (loss) ...........................................................        $  (1,115,626)        $     668,886
Net realized loss on investments and foreign currency
        related transactions ...........................................................          (70,986,340)          (70,396,376)
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities
        denominated in foreign currency ................................................           90,760,270            23,283,691
                                                                                                -------------         -------------
        Net increase (decrease) in net assets resulting from operations ................           18,658,304           (46,443,799)
                                                                                                -------------         -------------

Distribution to shareholders
Net investment income ($0.01 per share) ................................................                 --                (340,071)
        Decrease in net assets from distribution .......................................                 --                (340,071)

Total increase (decrease) in net assets ................................................           18,658,304           (46,783,870)
                                                                                                -------------         -------------

Net Assets
Beginning of year ......................................................................          257,156,155           303,940,025
                                                                                                -------------         -------------

End of year ............................................................................        $ 275,814,459         $ 257,156,155
                                                                                                =============         =============




See accompanying notes to financial statements.

Financial Highlights                                        The India Fund, Inc.
For a Share Outstanding throughout Each Period

                                                                                                                  For the Period
                                                                                                                 February 23,1994
                                                                                                                  (Commencement
                                                      For the               For the            For the         of Operations)
                                                    Year Ended            Year Ended          Year Ended           through
                                                 December 31, 1997    December 31, 1996   December 31, 1995   December 31, 1994
                                                 -----------------    -----------------   -----------------   -----------------

 Per Share Operating Performance
 Net asset value, beginning of period .........      $        7.56        $        8.94        $      13.92         $     13.98(1)
                                                     -------------        -------------        ------------        ------------
 Net investment income (loss) .................              (0.03)                0.02               (0.05)              (0.01)
 Net realized and unrealized gain (loss)
   on investments, foreign currency
   holdings, and translation of other
   assets and liabilities denominated
   in foreign currency ........................               0.58                (1.39)              (4.93)               0.08
                                                     -------------        -------------        ------------        ------------
 Net increase (decrease) from investment
   operations .................................               0.55                (1.37)              (4.98)               0.07
                                                     -------------        -------------        ------------        ------------
 Less: Dividends and Distributions

   Dividends from net investment income .......                 --                (0.01)                 --                  --
   Distributions from net realized gains ......                 --                   --                  --               (0.13)
                                                     -------------        -------------        ------------        ------------
 Total dividends and distributions ............                 --                (0.01)                 --               (0.13)
                                                     -------------        -------------        ------------        ------------
 Net asset value, end of period ...............      $        8.11        $        7.56        $       8.94        $      13.92
                                                     =============        =============        ============        ============

 Per share market value, end of period ........      $       7.375        $       7.625        $      8.875        $      10.75
 Total Investment Return Based on
   Market Value(2) ............................              (3.28)%             (14.08)%            (17.44)%            (23.32)%

Ratios/Supplemental Data
 Net assets, end of period (in 000s) ..........      $     275,814        $     257,156        $    303,940        $    473,241
 Ratios of expenses to average net assets .....               1.98%                2.03%(4)            2.03%               1.98%(3)
 Ratios of net investment income (loss)
   to average net assets ......................              (0.37)%               0.22%(4)           (0.38)%             (0.06)%(3)
 Portfolio turnover ...........................              42.61%               33.57%              25.28%              20.93%
 Average commission rate paid(5) ..............      $      0.0139        $      0.0176                 N/A                 N/A

1 Initial public offering price $15.00 per share less underwriting discount of $0.98 per share and offering costs of $0.04 per share.

2 Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported, except that for the period ended December 31, 1994, total investment return is based on a beginning of period price of $14.02 (initial offering price of $15.00 less underwriting discount of $0.98). Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized.

3    Annualized.

4 Includes expense waivers by the Custodian. If such expenses had not been waived, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 2.12% and 0.13%, respectively, for the year ended December 31, 1996.

5 Computed by dividing the total amount of brokerage commissions paid by the total number of shares of investment securities purchased and sold during the period for which commissions were charged as required by the SEC for fiscal years beginning on or after September 1, 1995.


See accompanying notes to financial statements.

Notes to Financial Statements                               The India Fund, Inc.
December 31, 1997

NOTE A: Summary of Significant Accounting Policies

The India Fund, Inc. (the "Fund") was incorporated in Maryland on December 27, 1993, and commenced operations on February 23, 1994. The Fund has established a branch in the Republic of Mauritius. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Prior to commencing its operations on February 23, 1994, the Fund had no activities other than the sale of 7,133 shares of capital stock to CIBC Oppenheimer Corp. ("CIBC Oppenheimer"), formerly known as Oppenheimer & Co., Inc. At December 31, 1997, CIBC Oppenheimer owned 7,133 shares of the Fund's capital stock.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at:

     (i) the last sales price prior to the time of determination, if there was a sale on the date of determination,

     (ii) at the mean between the last current bid and asked prices, if there was no sales price on such date and bid and asked quotations are available, and

     (iii) at the bid price if there was no sales price on such date and only bid quotations are available.

Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which market values are not readily ascertainable, which totaled $352,800 (0.13% of net assets) at December 31, 1997, are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. The net asset value per share of the Fund is calculated weekly and at the end of each month.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax reporting purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known. The collectibility of income receivable from Indian securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Notes to Financial Statements (continued)                   The India Fund, Inc.
December 31, 1997

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

At December 31, 1997, the Fund had a capital loss carryover of $146,977,338 which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. Of the aggregate capital losses, $24,657,681 will expire in the year 2003, $65,383,725 will expire in the year 2004, and $56,935,932 will expire in 2005.

The Fund's capital losses and foreign exchange losses incurred after October 31, 1997, but before December 31, 1997, are deemed to arise on the first business day of the following year. The Fund incurred and elected to defer such capital losses and foreign exchange losses of approximately $20,366,451 and $444,890, respectively.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, assets and liabilities at the prevailing rates of exchange on the valuation date; and

     (ii) purchases and sales of investment securities and investment income at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund generally does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign currency gains or losses for both financial reporting and federal income tax purposes. The Fund reports certain realized foreign exchange gains and losses as components of realized gains and losses for financial reporting purposes, whereas such amounts are treated as ordinary income for Federal income tax reporting purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, and the fact that foreign securities markets may be smaller and have less developed and less reliable settlement and share registration procedures.

Distribution of Income and Gains. The Fund intends to distribute annually to shareholders, substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.

Notes to Financial Statements (continued)                   The India Fund, Inc.
December 31, 1997

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

During the period ended December 31, 1997, the Fund reclassified $922,972 from accumulated net realized loss on investments to accumulated net investment loss as a result of permanent book and tax differences relating to realized foreign currency losses and reclassified $1,774,480 from accumulated net investment loss to paid in capital as a result of permanent tax differences relating to net operating loss for the year ended December 31, 1997. Net investment loss and net assets were not affected by the reclassifications.

Other. Costs of $322,971 incurred by the Fund in connection with its organization are being amortized on a straight-line basis over a five-year period beginning with the commencement of operations of the Fund

NOTE B:  Management, Investment Advisory and Administrative Services

On November 3, 1997, CIBC Wood Gundy Securities Corp., the broker-dealer subsidiary of The Canadian Imperial Bank of Commerce, acquired all of the stock of Oppenheimer Holdings, which at the time was the indirect parent of Advantage Advisers, Inc., the Fund's Investment Manager. In connection with the acquisition, CIBC Wood Gundy Securities Corp. was merged into Oppenheimer & Co., Inc., whose name was changed to CIBC Oppenheimer Corp.

Advantage Advisers, Inc., serves as the Fund's Investment Manager under the terms of a management agreement (the "Management Agreement"). Through July 31, 1997, Barclays Global Investors International Inc. ("BGI") served as Investment Adviser to the Fund under the terms of an investment advisory agreement (the "Advisory Agreement"). Effective August 1, 1997, Advantage Advisers, Inc. assumed the portfolio management responsibility that the Investment Adviser previously provided. Infrastructure Leasing & Financial Services Limited ("ILFS") serves as the Fund's Country Adviser under the terms of an advisory agreement (the "Country Advisory Agreement"). Pursuant to the Management Agreement, the Investment Manager supervises the Fund's investment program and is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies. Pursuant to the Country Advisory Agreement, the Country Adviser furnishes advice and makes recommendations to the Investment Manager regarding the purchase, sale or holding of particular Indian securities, provides research and statistical data to the Fund and assists in the implementation and execution of investment decisions. For its services, the Investment Manager received monthly fees at an annual rate of 1.10% of the Fund's average weekly net assets and the Country Adviser received from the Investment Manager monthly fees at an annual rate of 0.30% of the Fund's average weekly net assets.

Notes to Financial Statements (continued)                   The India Fund, Inc.
December 31, 1997

Through July 31, 1997, Barclays Global Investors International Inc. received from the Investment Manager monthly fees at an annual rate of 0.30% of the Fund's average weekly net assets. For the year ended December 31, 1997, fees earned by the Investment Manager amounted to $3,323,805, of which the Investment Manager informed the Fund it paid $512,811 to BGI and $906,492 to ILFS.

CIBC Oppenheimer serves as the Fund's Administrator (the "Administrator") pursuant to the terms of an Administration Agreement. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. For the year ended December 31, 1997, these fees amounted to $604,328. The Administrator subcontracts certain of these services to PFPC Inc. In addition, Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,500 and is reimbursed for certain additional expenses. For the year ended December 31, 1997, fees and expenses of the Mauritius Administrator amounted to $21,999.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Country Adviser or the Administrator or any affiliate thereof an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. In addition, the Fund reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C:  Portfolio Activity

Purchases and sales of securities, other than short-term obligations, aggregated $136,172,667 and $120,562,136, respectively, for the year ended December 31, 1997.

At December 31, 1997, the Fund owned securities valued at approximately $28,567,000, which were in the process of being registered in the name of the Fund. Significant delays are common in registering the transfer of securities in India, and such transfers can take a year or longer. Indian securities regulations normally preclude the Fund from selling such securities until the completion of the registration process.

NOTE D:  Foreign Income Tax

The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the double taxation treaty between Mauritius and India. A fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities but was subject to a 15% withholding tax on dividends declared, distributed or paid by an Indian company prior to June 1, 1997, which has been provided for by the Fund. Effective June 1, 1997, the Indian government repealed the 15% withholding tax on dividends declared, distributed or paid by an Indian company after June 1, 1997. Under Indian tax law, no taxes shall be withheld on dividends declared, distributed or paid by an Indian company after June 1, 1997. Instead, the company distributing the dividend is liable for tax at the rate of 10% of the dividend amount. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 20%.

Notes to Financial Statements (concluded)                   The India Fund, Inc.
December 31, 1997

In Mauritius, the Fund is not liable for income tax under the current Mauritian legislation. However, the Fund may, in any year, elect to pay tax on its net investment income at any rate between 0% and 35%. For the year ended December 31, 1997, no provision for Mauritius taxes has been made. Moreover, to the extent that it is later determined that the Fund would be unable to obtain the benefits of the treaty, the Fund would be subject to tax on capital gains in India on the sale of securities and would be subject to the applicable tax on dividends declared, distributed or paid prior to June 1, 1997, which was at the rate of 20%.

The foregoing is based on current interpretation and practice and is subject to any future changes in Indian or Mauritius tax laws or in the tax treaty between India and Mauritius.

NOTE E: Other

At December 31, 1997, substantially all of the Fund's net assets were invested in Indian securities. The Indian securities markets are among other things substantially smaller, less developed, less liquid, subject to less regulation and more volatile than the securities markets in the United States. Consequently, and as further discussed above, acquisitions and dispositions of securities by the Fund involve special risks and considerations not present with respect to U.S. securities.

Concentration of Credit Risk. The Fund maintains cash at Bank of New York ("BONY"), its custodian, in interest bearing accounts and the State Bank of India ("SBI"), its sub-custodian, in a non-interest bearing account. Total cash of the Fund at December 31, 1997, represents 4.0% of net assets.


--------------------------------------------------------------------------------
U.S. Federal Taxation Notice (unaudited)

The Fund paid foreign taxes of $131,182 during the fiscal year ended December 31, 1997, which it intends to pass through pursuant to Section 853 of the Internal Revenue Code, to its shareholders, which is deemed to be foreign source income for tax information reporting purposes.

--------------------------------------------------------------------------------

Report of Independent Accountants                     The India Fund, Inc.

To the Board of Directors and Shareholders of The India Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The India Fund, Inc. (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period February 23, 1994 (commencement of operations ) through December 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 24, 1998

Dividends and Distributions                                 The India Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan

The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by The Bank of New York (the "Plan Agent") in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by The Bank of New York, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Dividends and Distributions (continued)                     The India Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 101 Barclay Street, New York, New York 10286.

Results of Special Meeting                              The India Fund, Inc.

The Fund held a Special Meeting of Shareholders on September 30, 1997, at which a new Management Agreement, with Advantage Advisers, Inc. and a new Country Advisory Agreement with Infrastucture Leasing & Financial Services Limited were approved. The following table provides information concerning the matters voted on at the meeting:

I. Approval of a new Management Agreement

                Votes For         Votes Against       Votes Abstained
                ---------         -------------       ---------------

                25,098,289        303,899             243,206

II. Approval of a new Country Advisory Agreement

                Votes For         Votes Against       Votes Abstained
                ---------         -------------       ---------------

                24,666,598        309,499             669,297

================================================================================

                              THE INDIA FUND, INC.



                               INVESTMENT ADVISER:
                            ADVANTAGE ADVISERS, INC.


                               INVESTMENT MANAGER:
                            ADVANTAGE ADVISERS, INC.


                                 ADMINISTRATOR:
                             CIBC OPPENHEIMER CORP.


                               SUB-ADMINISTRATOR:
                                   PFPC, INC.

                                 TRANSFER AGENT:
                                BANK OF NEW YORK


                                   CUSTODIAN:
                                BANK OF NEW YORK


================================================================================